                                                                   EXHIBIT 10.CC

                          INDUSTRIAL LEASE AGREEMENT
                          --------------------------

     THIS Lease AGREEMENT, made and entered into on February 11, 1999, by and between:

     LESSOR: DAMES & MOORE/BROOKHILL DURHAM I, LLC, (hereinafter referred to as the "Lessor") whose address is % Brookhill Management Corp., 501 Madison Avenue, New York, New York 10022; and

     LESSEE: COMPUCOM SYSTEMS, INC., a Delaware Corporation, (hereinafter referred to as "Lessee") whose address is 7171 Forest Lane, Dallas, Texas 75230.

                               W I T N E S S E T H
                               -------------------

     IN CONSIDERATION of the payment of rents and other charges, and the covenants and conditions all hereinafter set forth, Lessor and Lessee hereby agree as follows:

ARTICLE I - DEMISED PREMISES
            ----------------

     1.1 Lessor hereby leases to Lessee and Lessee hereby rents from Lessor approximately 96,992 square feet as depicted on attached Exhibit "A" (the "Demised Premises"), which constitutes a part of the 168,295 square foot building (the "Building") located at 2910 Weck Drive, in the City of Durham, County of Durham, State of North Carolina, as more particularly described on Exhibit "B" (the "Property").

     The Demised Premises shall not be deemed to include either the land lying thereunder or the exterior walls or roof of the Building.

     1.2    The Demised Premises are demised and let subject to the following:

            (a) the existing and subsequent state of title to the Demised Premises, the Building and Property;
            (b) all zoning regulations, restrictions, rules and ordinances, building or use restrictions and other laws and regulations now in effect or hereafter adopted by any governmental authority with jurisdiction;
            (c)  any state of facts an accurate survey might show;
            (d) Lessee's representation that Lessee has examined the physical condition of the Demised Premises and has found them satisfactory for all purposes hereof and Lessee accepts the Demised Premises in their present condition, "AS IS", except as otherwise provided for herein. Lessor has not made and does not make any representations or warranties with respect to the condition of the Demised Premises or their fitness or suitability for any particular use and Lessor shall not be liable for any latent or patent defect therein; and
            (e) Lessee's agreement that should Lessor advise Lessee that Lessor intends to procure some part or all of the funds to finance or refinance the construction of improvements on and to the Building from one or more financing institutions and should any such financing institution require any modification of the terms and provisions of this Lease excluding provisions of term, expiration or rent, as a condition to such financing (including the issuance of a commitment) as Lessor may desire. If Lessee refuses to approve and execute such modification(s) within fifteen (15) days after Lessor's request thereof, Lessee shall pay a daily penalty of two (2) days rent for each day transpiring after the fifteen (15) days in addition to all other charges under this Lease. Neither party shall have any liability either for damages or otherwise to the other by reason of such cancellation. Notwithstanding anything in this paragraph to the contrary, Lessee shall not be required to agree, and Lessor shall not have any right of cancellation for Lessee's refusal to agree to any modification of the provisions of this Lease relating to the amount of rental reserved, the purposes for which the Demised Premises may be used, the size of the Demised Premises, the duration of the Term, the Commencement Date, or the improvements to be made by Lessor to the Demised Premises prior to delivery of possession.

ARTICLE II - TERM OF LEASE
             -------------

     2.1 The term of this Lease (hereinafter the "Term") is Five Years (5) years, commencing on March 15, 1999 and expiring on March 14, 2004.

     2.2    Commencement of Term upon Delivery of Lessor. The Term and Lessee's
            --------------------------------------------
obligation to pay Rent, shall commence on the later of substantial completion of the required tenant improvements or March 15, 1999 (the "Commencement Date"). Substantial completion shall be defined as substantial completion of Landlord's work, except for final punchlist items. If the Commencement Date shall be other than the fifteenth day of a month, then the Term shall be measured from the fifteenth day of the month next succeeding the Commencement Date.

ARTICLE III - RENT
              ----

    3.1 Lessee shall, throughout the Term, pay to Lessor Minimum Base Rent for the Demised Premises, in advance on the first day of each month at the office of Lessor's agent, BROOKHILL MANAGEMENT CORPORATION, 501 Madison Avenue, New York, New York, 10022, or such other place as the Lessor may designate in writing, in the following amounts:

LANDLORD INITIALS
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TENANT INITIALS
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                                       2

Period                        Annual Rent           Monthly Rent
------                        -----------           ------------

3/15/1999 - 3/14/2000         $411,918.00             $34,326.50
3/15/2000 - 3/14/2001         $420,156.00             $35,013.00
3/15/2001 - 3/14/2002         $428,559.00             $35,713.25
3/15/2002 - 3/14/2003         $437,130.00             $36,427.50
3/15/2003 - 3/14/2004         $445,873.00             $37,156.00

     3.2 If the Term commences on a day other than the first day of the month, Lessee shall pay Minimum Base Rent prorated for such fractional month on the basis of a thirty (30) day calendar month. In addition to the Minimum Base Rent, Lessee shall pay, as additional rent ("Additional Rent"), Lessee's portion of Taxes, Insurance (which does not duplicate the insurance required to be carried by the Lessee), Common Area Maintenance Expenses, and all other charges as provided herein. Minimum Base Rent and Additional Rent are sometimes hereinafter referred to as "Rent".

ARTICLE IV - INTENTIONALLY OMITTED
             ---------------------

ARTICLE V - USE OF PREMISES
            ---------------

     5.1 Subject to and in accordance with all rules, regulations, laws, ordinances, statutes, and requirements of all governmental authorities, and the Fire Insurance Rating Organization and Board of Fire Insurance Underwriters, and any similar bodies having jurisdiction thereof, the Demised Premises shall be continuously occupied unless notice of vacating is given by Lessee and all rent continues to be paid and used for the sole purpose of: Assembly of personal computers and related uses.

     5.2 Lessee shall not permit the license or occupancy of the Demised Premises by any party other than Lessee, its agents, employees and invitees without the approval of Lessor which shall not be unreasonably withheld, delayed or conditioned, and shall:

          (a) Take no intentional action which would violate Lessor's union contracts, if any, affecting the Building, nor create any work stoppage, picketing, labor disruption or dispute, or any interference with the business of Lessor or any tenant or occupant in the Building or with the rights and privileges of any customer or other person(s) lawfully in and upon the Building, nor cause any impairment or reduction of the good will of the Building or Lessor;

          (b) Obey and observe (and compel its officers, employees, contractors, licensees, invitees, subtenants, and all others doing business with it to obey and observe) all reasonable rules and regulations established by Lessor from time to time for the conduct of Lessee and/or for the welfare of the Building;

          (c) Not intentionally permit or allow any act or deed to be performed on the Demised Premises which is likely to cause injury to any person or to the Lessor;

          (d) Not use the plumbing facilities for any purpose injurious to same or dispose of any garbage or any other foreign substance therein, nor place a load on any floor in the Demised Premises or on the parking lots or drives exceeding the floor load per square foot which such floor was designed to carry, nor intentionally install, intentionally operate and/or maintain in the Demised Premises any electrical or other utilities system therein, or any part thereof, beyond its capacity for proper and safe operation as determined by the Lessor or which does not bear Underwriter's approval;

          (e) Keep the Demised Premises (including without limitation, exterior and interior portions of all windows, doors, entryways, and delivery areas (if any) in a neat, clean and sanitary condition, free of all insects, rodents, vermin and pests of every type and kind and free from rubbish, dirt, standing water and ice;

          (f) Not use the Demised Premises for any purpose or business which is noxious or unreasonably offensive because of the emission of noise, smoke, dust or odors.

     5.3 Except for exceptions noted in Rider 5 to this lease, Lessee agrees, at its own cost and expense, to keep and maintain in good order, condition and repair any loading platform, truck dock and/or truck maneuvering space which is used exclusively by Lessee or to which Lessee has the right of exclusive use, and for the purposes hereof, the same shall not be considered part of the parking area.

ARTICLE VI - INSTALLATIONS AND ALTERATIONS
             -----------------------------

     6.1 Lessee shall not make or permit to be made any alterations or changes to the Demised Premises or any part thereof except with the prior written consent of Lessor which shall not be unreasonably withheld, delayed or conditioned. All alterations and changes to the Demised Premises shall be made in accordance with applicable laws and shall be deemed to have attached to the freehold and to have become the property of Lessor and shall remain for the benefit of Lessor at the end of the Term or the earlier termination of this Lease; provided however, if at the time of approval by Lessor, if Lessor so directs, Lessee shall promptly remove the additions, improvements, fixtures and installations in, upon or on the Demised Premises which are designated in said notice and shall repair any damage occasioned by such removal. In default thereof, Lessor may affect said removals and repairs at Lessee's expense. In the event of making such alterations or changes as herein provided, Lessee does hereby indemnify and save harmless Lessor from all expense, liens, claims or damages to either person or property arising out of, or resulting from the undertaking or making of such alteration or change, except for the negligent act or omission of Lessor, Lessor's agents' or assigns.

     6.2 If, at the Inception of this Lease or during the Term, or any extension thereof, any law regulation, or rule requires that an alteration, or change be made to the Demised Premises,

     LANDLORD INITIALS
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     TENANT INITIALS
                       --------
the parties agree that Lessee shall make said alteration or change and bear all expense connected with such alteration or change.

     6.3 If Lessor shall hereafter determine to alter and change the Building or add structures to the Property, Lessee hereby consents thereto and to the performance of work necessary to effect the same and to any inconvenience caused thereby, provided it does not materially affect Lessee's ability to do business from the Premises, Lessee agrees to pay its proportionate share of the increased Common Area expenses, insurance, and real estate taxes which result therefrom.

ARTICLE VII - MAINTENANCE OF DEMISED PREMISES
              -------------------------------

     7.1 Lessor shall maintain and keep in good repair the roof over the Demised Premises and the structural portions of the exterior walls of the Demised Premises; however, (I) Lessee shall be responsible for giving Lessor notice of the necessity for such maintenance and repairs; and (II) Lessee shall be financially responsible for damages to the roof or exterior walls caused by any act or omission of Lessee, its employees, agents, invitees, subtenants, assignees or contractors. Except as specifically provided herein, Lessor shall not be responsible for any maintenance, repairs or improvements of any kind, in, or upon the Demised Premises. Lessor's responsibility for effecting repairs as stated in this Article in no way precludes Lessee's reimbursement obligations defined in Article XII. Lessor hereby agrees to diligently seek to cure any and all uncompleted maintenance, repairs or improvements throughout the term of the lease.

     7.2 Lessee shall keep and maintain in good order, condition and repair (which repair shall mean replace if necessary) the Demised Premises and every part thereof, including, without limitation, the exterior and interior portions of all loading docks, doors, door checks, security gates, windows, glass, utility facilities, plumbing and sewage facilities within the Demised Premises or under the floor slab including free flow up to the main sewer line; all heating and air-conditioning equipment and apparatus including exterior mechanical equipment exterior utility facilities and exterior electrical equipment serving the Demised Premises; and all interior walls, floors and ceilings, including painting and adjacent sidewalks; and shall at all times comply with applicable building codes. Lessee shall contract for, in its own name, and shall pay for; (a) a qualified service contractor to inspect, adjust, clean and repair heating, ventilating and air conditioning equipment, including changing filters on a quarterly basis, and (b) a qualified service contractor to render pest control services to the Demised Premises. All such service contractors shall be subject to the prior written approval of Lessor which shall not be unreasonably withheld, delayed or conditioned. Upon delivery of possession of the Demised Premises, Lessor shall provide HVAC system in good working order. Lessor shall provide Lessee a letter from the contractor stating that the HVAC systems are in good working order upon occupancy.

     7.3 Lessee shall permit Lessor or its designees to erect, use, maintain and repair pipes, cables, conduits, plumbing, vents and wires in, to and through the Demised Premises, as and to the extent that Lessor may now or hereafter deem to be necessary or appropriate for the proper operation and maintenance of the Property. All such work shall be done, so far as practical, in such manner as to avoid interference with Lessee's use of the Demised Premises.

ARTICLE VIII - INTENTIONALLY OMITTED
               ---------------------

ARTICLE IX - INTENTIONALLY OMITTED
             ---------------------

     ARTICLE X - UNAVOIDABLE DELAYS
                 ------------------
     10.1 If during or prior to the Term, Lessor shall, as a result of, any:
(a) strike(s), lockout(s), or labor disputes(s); (b) inability to obtain labor or materials or reasonable substitutes therefor; or (c) acts of God, governmental restrictions, regulations or controls, enemy or hostile governmental action, civil commotion, insurrection, revolution, sabotage, or fire or other casualty, acts or failure to act by Lessee or other conditions similar to those enumerated in the foregoing items (a), (b), and (c) beyond the reasonable control of Lessor, fail punctually to perform any Lease obligation, then such obligation(s) shall be punctually performed as soon as practicable after such event shall abate. If Lessor shall, as a result of any such event, be unable to exercise any right or option within any time limit provided in this Lease, such time limit shall be deemed extended for a period equal to the duration of such event.

ARTICLE XI - CONSENTS
             --------

     11.1 As to any provision of this Lease which provides that Lessor shall not unreasonably withhold or delay any consent or any approval, Lessee, in no event, shall be entitled to make, any claim for, and Lessee hereby waives any claim for money damages; nor shall claim any money damages by way of setoff, counterclaim or defense, based upon any claim or assertion by Lessee that Lessor has unreasonably withheld or unreasonably delayed any consent or approval unless otherwise provided for herein; but Lessee's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

ARTICLE XII - TAXES, INSURANCE AND COMMON AREA MAINTENANCE
              --------------------------------------------

    12.1(a) TAXES: Lessee shall pay as Additional Rent its share of all taxes,
            -----
as herein defined, which may be levied or assessed by any lawful authority against the land and improvements constituting the Property. The term "Taxes" shall include all real estate taxes, assessments, water and sewer rents, taxes on rents, drainage assessments, sewer charges, assessments for public improvements and other governmental impositions of any kind or nature,

    LANDLORD INITIALS _________

    TENANT INITIALS ___________
whether general or special, levied, assessed, charged or imposed by federal, state or local governments against or upon the land and improvements of the Property. If due to a change in method of taxation, any franchise, income, profit or other tax shall be levied or assessed against Lessor in whole or in part in substitution or in lieu of any tax which would otherwise constitute Taxes, such franchise, income, profit or other tax or license fee shall be deemed to be Taxes for all purposes hereof. Taxes shall also include all of Lessor's expenses, including but not limited to professional fees, incurred by Lessor in any effort to minimize the real estate taxes whether by contesting proposed increases in assessments or by other means or procedures appropriate under the circumstances. If the Term shall begin or end other than on the first or last day of the applicable tax year, these charges shall be billed and adjusted on the basis of such fractional tax year. Should the taxing authorities include in such real estate taxes, machinery, equipment, fixtures, inventory or other personal property or assets of Lessee, then Lessee shall also pay the entire real estate taxes for such items.

     12.1(b) INSURANCE: Lessor shall maintain and keep in force fire, all risk
             ---------
at replacement value and at the option of Lessor, rental insurance and other insurance on the Property, in such amounts as may be determined by Lessor, at its sole discretion. Lessee shall pay to Lessor, as Additional Rent, the Lessee's share of such insurance premiums.

          (i) Lessee shall maintain and keep in full force fire and extended coverage insurance on its personal property in the Demised Premises equal to its 100% replacement value. Lessee shall provide and keep in force general liability insurance against any and all claims for injuries to persons or property occurring in, upon, about or from the Demised Premises, in the amount of not less than $1,000,000 in respect to injuries to any one person, not less than $2,000,000 in respect to any one accident, and not less than $300,000 for property damage. All such insurance required to be maintained by Lessee shall name Lessor and any other entity designated by Lessor as additional insureds and shall be with an insurance company reasonably satisfactory to Lessor. Lessee shall provide Lessor with copies or certificates of all policies required herein, including an endorsement providing that such insurance shall not be canceled or modified except after thirty (30) days notice in writing to Lessor. Should Lessee fail to furnish such certificates as hereinabove provided, Lessor may obtain such insurance and the premiums on such insurance, which may be more expensive than that which could be obtained by Lessee, shall be deemed Additional Rent to be paid by Lessee to Lessor on demand.

          (ii) Lessee does hereby waive and agrees to cause any insurance policies maintained with respect to the Demised Premises to contain a waiver of such causes of action which the Lessee may have or acquire against Lessor by way of subrogation or otherwise, for any loss or damage covered by the insurance policies to be maintained by Lessee or under any other insurance policies which may be maintained by the Lessee, including, specifically, any business interruption insurance maintained by Lessee, except for such loss or damage is caused by the negligence of Lessor, its agents, employees or invitees, or otherwise.

          (iii) As a material part of the consideration for this Lease, Lessee hereby assumes all risks and waives all claims against Lessor for any damage to any property or any injury to or death of any person in or about the Demised Premises, the Building or any part of the Common Area or facilities except for those caused solely by the negligent act or omission of Lessor, Lessor's agents or assigns, (including, without limitation to the generality of the term "facilities", stairways, passageways, hallways, sidewalks and parking areas) the use of which Lessee may have in conjunction with other lessees of the Building, arising at any time and from any cause whatsoever other than solely by reason of the negligence or willful act of Lessor, or its agents, employees or contractors. Lessee further agrees to indemnify, defend and hold Lessor harmless from and against any and all claims except for those caused solely by the negligent act or omission of Lessor, Lessor's agents or assigns, by or on behalf of any person, firm or corporation arising from the conduct or management of any work or thing whatsoever done by Lessee in or about, or from transactions of Lessee concerning, the Demised Premises, and will further indemnify, defend and hold Lessor harmless from and against any and all claims arising from any breach or default by Lessee in the performance of any covenant or agreement by Lessee to be performed pursuant to the terms of this Lease, or arising from any act or negligence of Lessee, or its agents, contractors, servants, employees or licensees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in connection with any such claim, action or proceeding brought thereon. Furthermore, if any action or proceeding shall be brought against Lessor by reason of any such claims or liability, Lessee shall defend such action or proceeding at Lessee's sole expense by counsel reasonably satisfactory to Lessor. The provisions of this Paragraph 12.1(b)(iii) shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

     12.1 (c) COMMON AREA MAINTENANCE: Lessor hereby grants to Lessee the
              -----------------------
nonexclusive right to use the "Common Areas" of the Property. The term "Common Areas" shall mean and include all areas, facilities, improvements and services provided from time to time for general, common, joint, but non-exclusive, use by the Lessor and the tenants of the Property, their respective agents, employees, invitees and customers. Except as may be otherwise designated by Lessor for the exclusive use of any tenant, "Common Areas" shall include, without limitation, all parking spaces and areas, pedestrian sidewalks, driveways, curbing, retaining walls, truckways, access roads, ramps, loading docks, delivery areas, all service corridors, signs, landscaped and vacant areas, lighting facilities, storm/sanitary sewer systems and all utilities serving "Common Areas", whether located within or outside of the Property. Lessor shall maintain the Common Areas in good repair and reasonably clear of debris.

          (i) The Common Areas shall be subject to the exclusive control and management of Lessor and to such rules and regulations as Lessor may from time to time adopt. Lessor hereby reserves the right at any time or from time to time to: (a) change the areas, locations and arrangement of parking areas and other Common Areas; (b) enter into, modify, and terminate


LANDLORD INITIALS
                  ------
TENANT INITIALS
                  ------
easements and other agreements pertaining to the maintenance and use of the parking areas and other Common Areas; (c) close any or all portions of the Common Areas to such extent and for such time as may, at the sole discretion of Lessor, be legally necessary to prevent a dedication thereof or the accrual of any rights to any person or to the public therein; (d) close temporarily, if necessary, any part of the Common Areas; (e) make changes, additions, deletions, alterations or improvements in and to such Common Areas, provided that there shall be no unreasonable obstruction of Lessee's right of ingress to or egress from the Demised Premises except as provided in subparagraph (c) above; and (f) adopt reasonable rules and regulations by which Lessee shall abide relating to the use of the Common Areas. However, in no event will any closing of the common areas prohibit Lessee from the use and access to the truck dock areas of their premises.

          (ii) In addition to the monthly Minimum Base Rent payable by Lessee, the Lessee shall pay Lessee's portion of "Common Area Maintenance Expenses". "Common Area Maintenance Expenses" shall include every kind of cost and expense paid or incurred by Lessor in maintaining, operating and insuring the Common Areas (to be obtained at fair market pricing and conditions), including, without limitation, the following items:

          (a)    real estate ad valorem taxes assessed against the Property;
          (b) lighting of parking areas, roadways, walkways, and service areas, including electric utility charges and maintenance, repair and replacement of fixtures and wiring;
          (c)    sanitary control;
          (d) the removal of snow, ice, trash, garbage and refuse from the parking lots, roadways, service areas and walkways, and other Common Areas;
          (e) paving/surfacing repairs and replacements for the parking lots, roadways, service areas and walkways and other Common Areas;
          (f) striping/line-painting for parking areas, roadways and delivery areas;
          (g) roof repairs, roof patching and roof replacements at the Property;
          (h) reasonable personnel costs to implement such services, including without limitation, security, management, bookkeeping, accounting and all other service charges incurred by Lessor in connection with the operation of the Building;
          (i)    property and public liability insurance for the Property in such amounts as Lessor may reasonably determine; and
          (i)    Management fees payable to Lessor's or any other management company.

     12.2 During the first Lease Year, Lessee shall pay to Lessor on the first day of each month as Additional Rent, the sum of Five Thousand Four Hundred Eleven Dollars and forty eight cents ($5,411.48) per month as the estimated Lessee's portion of Taxes, Insurance and Common Area Maintenance Expenses ("TICAM") determined by multiplying the total TICAM for the Property by a fraction, the numerator of which shall be the number of square feet in the Demised Premises, and the denominator of which shall be the total square feet in the Property less, if applicable, the number of square feet Leased to other tenants not burdened in the same manner as Lessee. Commencing on the Second Lease Year and continuing each year thereafter, Lessee shall pay as the estimated Lessee's portion of TICAM, an amount equal to one-twelfth (1/12) of the actual amount of TICAM payable by Lessee for the immediately preceding Lease Year. In the event the total of Lessee's payments for TICAM during the Lease Year is less than or greater than the actual TICAM payable by Lessee, based on the actual costs incurred by Lessor for the immediately preceding Lease Year, then the deficiency or the excess, as the case may be, shall be paid to Lessor or repaid by Lessor within fifteen (15) days of the forwarding to Lessee of the actual cost computation. If payment is due from Lessee the sum shall constitute Additional Rent hereunder.

ARTICLE XIII - MECHANIC'S LIEN OR CLAIMS
               -------------------------

     13.1 Lessee shall not permit to be created nor to remain undischarged any lien, encumbrance or charge arising out of any work of any contractor, mechanic, laborer or materialman which might be or become a lien, notice or intention of a lien, encumbrance or charge upon the Demised Premises or the Building or the income therefrom; and Lessee shall not suffer any other matter or thing whereby the estate, right and interest of Lessor in the Demised Premises or in the Building might be impaired. If any lien or notice of intention or notice of lien on account of an alleged debt of Lessee or any notice of contract by a party engaged by Lessee or Lessee's contractor to work in the Demised Premises or in the Building, Lessee shall, within ten (10) days after notice of the filing thereof, cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Lessee shall fail to cause such lien or notice of lien to be discharged within the period provided, then Lessor, in addition to any other rights or remedies, may, but shall not be obligated to, discharge the same by either paying the amounts claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings; and in any such event, Lessor shall be entitled, if Lessor so elects, to defend any prosecution of an action for foreclosure of such lien by the lienor or to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount paid by Lessor and all costs and expenses, including attorney fees, incurred by Lessor in connection therewith, together with interest not to exceed 10% from the respective dates of Lessor's making of the payment or incurring of the cost and expense shall be paid by Lessee to Lessor on demand. All such sums shall be considered Additional Rent hereunder. Nothing in this Lease shall be construed as in any way constituting a consent or request by Lessor, expressed or implied, by inference or otherwise, to any contractor, subcontractor, laborer, or materialman for the performance of any labor or the furnishing of materials for any specific or general improvement, alteration, or repair of or to the Demised Premises or to any buildings or to any part thereof.


LANDLORD INITIALS
                  -----
TENANT INITIALS
                  -----

 ARTICLE XIV - DESTRUCTION AND RESTORATION
               ---------------------------

     14.1 If the Demised Premises or the Building shall be damaged or destroyed by fire or other casualty to the extent that the cost of repairing or replacing the same equals or exceeds twenty-five percent (25%) of the then replacement value thereof, then Lessor may, at its option, within sixty (60) days after the occurrence of such casualty, terminate this Lease upon written notice to Lessee. The Lessee's rent shall abate in an amount equal to the percentage of the Demised Premises which cannot be occupied or used in the Lessee's's sole opinion, from the date of the casualty.

     14.2 If the Demised Premises or the Building shall be damaged or destroyed by fire or other casualty to the extent that the cost of repairing or replacing the same be less than twenty-five percent (25%) of the then replacement value thereof, or in the event Lessor does not elect to terminate this Lease as provided in Paragraph 14.1 above, then Lessor shall repair the damage with reasonable dispatch after notice of such casualty; provided, however, Lessor's obligation to repair or restore shall be limited to restoring the structural portions of the Demised Premises and shall not include repairs or the restoration of any of Lessee's fixtures, improvements or other alterations made by Lessee in or upon the Demised Premises; provided, further, however, in the event such damage or destruction occurs during the last three (3) years of the Term, the Lessor or Lessee shall have the option, to be exercised by notice to other party within ninety (90) days after the occurrence of any casualty, to either rebuild or terminate this Lease. Notwithstanding anything provided herein to the contrary, Lessor's obligation to repair or rebuild shall be limited to the amount of the fire insurance proceeds received by Lessor plus Lessor's insurance policy deductible(s) (less any costs incurred by Lessor in collecting the same) as a result of any such casualty. If the fire insurance proceeds received by Lessor plus Lessee's insurance policy deductibles (less any costs incurred by Lessor in collecting the same) are insufficient to rebuild the Demised Premises, or the holder of the First Mortgage encumbering the Building restricts Lessor from doing so, then Lessor shall have the option to terminate the Lease upon notice to Lessee within ninety (90) days after Lessor's receipt of the entire net insurance proceeds payable with respect to such fire or casualty.

     14.3 If this Lease is terminated in the manner set forth above, the rentals, including Additional Rents, shall be apportioned to the time of such casualty. In the event this Lease is not terminated and Lessor elects to restore or repair the Demised Premises, then the Minimum Base Rent payable by Lessee shall be equitably abated based on the square footage of the Demised Premises which is usable, until such time as the damage to the Demised Premises has been repaired.

ARTICLE XV - EMINENT DOMAIN
             --------------

     15.1 If the Demised Premises, or any part thereof, or more than twenty-five percent (25%) of the Common Areas are taken by condemnation or right of eminent domain, or by private purchase in lieu thereof, this Lease may be terminated by Lessor. If Lessor so terminates, then this Lease shall expire on the date possession is taken by the condemnor, the rent herein reserved shall be apportioned and paid in full to that date and all prepaid rent shall be repaid by the Lessor to Lessee. If Lessor does not elect to terminate this Lease as provided above, then Lessor shall rebuild and restore the Demised Premises as nearly as possible to their condition immediately prior to any such taking and this Lease shall continue in full force and effect except that, during such restoration, the rent payable pursuant to Article III hereof shall be equitably apportioned by the proportion that the square footage of the part of the Demised Premises so taken bears to the total square footage of the Demised Premises immediately prior to such taking; provided, however, provided further, however, Lessor's obligations to restore or rebuild shall be limited to an amount which does not exceed the proceeds obtained from such taking (less expenses incurred in collecting the same). Notwithstanding the foregoing, if the net condemnation award received by Lessor is insufficient to restore or rebuild the structural portions of the Demised Premises, or the holder of the First Mortgage encumbering the Building restricts Lessor from doing so, Lessor shall have the option, within ninety (90) days after Lessor's receipt of the net condemnation proceeds, to terminate this Lease, and Lessee shall be limited to consequential damages only.

     15.2 All compensation awarded or paid upon any total or partial taking of the Demised Premises shall belong to and be the property of Lessor. The Lessee reserves the right to pursue any award for furniture, fixture and equipment or improvements insured by lessee.

ARTICLE XVI - PROPERTY IN DEMISED PREMISES
              ----------------------------

     16.1 All leasehold improvements, such as signs, light fixtures and heating and air conditioning equipment, shall when installed attach to the freehold and become and remain the property of Lessor unless an amendment to Lease is made at the time improvement is approved by Lessor. All fixtures shall remain the property of Lessee, subject at all times to any Lessor's lien for rent and other sums which may become due to Lessor under this Lease or otherwise. Lessee shall be allowed to remove all such fixtures upon termination of this Lease, provided that Lessee is not in default hereunder.

     16.2 Lessee's personal property which may at any time be in the Demised premises shall be so at Lessee's sole risk, or at the risk of those claiming under Lessee. Lessor shall not be liable for any damage to said property or loss of business suffered by Lessee which may be caused by water from any source whatsoever including the bursting, overflowing or leaking of sewer or steam pipes, or from the heating or plumbing fixtures or from electric wires or from gas or odor unless caused by Lessor's negligence.

    16.3 Lessee shall pay before delinquency all taxes assessed against Lessee's fixtures, furnishings, leasehold improvements, equipment and stock-in-trade placed in or on the Demised Premises. Any such taxes paid by Lessor shall become due and payable by Lessee within ten (10)


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days after written notice from Lessor. Such amounts if not so paid shall constitute Additional Rent hereunder.

ARTICLE XVII - ACCESS TO DEMISED PREMISES
               --------------------------

     17.1 Lessee shall permit Lessor or Lessor's agents to inspect or examine the Demised Premises at any reasonable time with reasonable notice to Lessee, except in emergencies, and shall permit Lessor to enter and make such repairs, alterations, improvements or additions in the Demised Premises or to the Building, that Lessor may deem desirable or necessary or which Lessee has covenanted herein to do and has failed to do, and Lessor shall have the right to store in the Demised Premises any materials or equipment necessary for such repairs, alterations, improvements or additions without the same being construed as an eviction of Lessee in whole or in part and the rent shall in no manner abate while such repairs, alterations, improvements or additions are being made by reason of loss or interruption of Lessee's business because of such work, unless loss or interruption is due to the gross negligence or willful misconduct of Lessor, Lessor's agent or assigns.

ARTICLE XVIII - SURRENDER OF DEMISED PREMISES
                -----------------------------

     18.1 Lessee shall deliver and surrender to Lessor possession of the Demised Premises upon expiration or earlier termination of this Lease, broom clean and in as good condition and repair as the same shall be at the commencement of the Term, ordinary wear and tear and damage by fire or other insured casualty excepted.

     18.2 Lessee shall remove all property and equipment of Lessee which Lessor has required in writing to be removed pursuant to Article 6.2 herein, shall repair all damage to the Demised Premises caused by such removal and restore the Demised Premises to the condition in which they existed immediately prior to the installation of the articles so removed. Any property not so removed at the expiration or termination of the Term shall be deemed to have been abandoned by Lessee and may be retained or disposed of by Lessor, as Lessor shall desire. Lessee's obligation to observe or perform this covenant shall survive the expiration or termination of this Lease.

ARTICLE XIX - UTILITIES
              ---------

     19.1 Lessee shall contract for, in its own name, and shall pay before delinquency, all utility services rendered or furnished to the Demised Premises, including, but not limited to, heat, water, gas, electricity, fire protection, sewer rental, sewage treatment facilities and the like, together with all taxes levied or other charges on such utilities. Lessor shall, at its sole cost, separately meter all utilities to the Demised Premises. In no event shall Lessor be liable for the quality, failure or interruption of such services to the Demised Premises, unless such quality, failure or interruption of such services is due to Lessor, Lessor's agent(s) or assign(s) willful misconduct or gross negligence.

ARTICLE XX - ASSIGNMENT
             ----------

     20.1 Lessee shall not, by operation of law or otherwise, assign or transfer this Lease or sublet all or part of the Demised Premises without prior written consent by Lessor, which consent may be refused with or without cause and without stating, the reasons for which it refuses to grant such consent and may not, under any circumstances, be required or compelled to grant such consent. In the event of any approved assignment or subletting: (a) Lessee shall not be discharged of its obligations under this Lease but shall remain liable therefor; and (b) the assignee or sublessee shall not let or underlet the whole or any part of the Demised Premises or assign this Lease or said sublease without Lessor's prior written consent. If Lessee is a partnership, a withdrawal or change, voluntary, involuntary, or by operation of law, of any partner or partners owning 51% or more of the partnership, or the dissolution of the partnership, shall be deemed an assignment. If Lessee is a corporation, any dissolution, merger, consolidation, or other reorganization of Lessee, or the sale or other transfer of a controlling percentage of the capital stock of Lessee or the sale of 51%, or more of the value of the assets of the Lessee, shall be deemed an assignment. Should any change of ownership, whether by sale, assignment, bequest, inheritance, operation of law or otherwise take place without the prior written consent of Lessor, then Lessor shall have the option to terminate this Lease upon thirty (30) days notice to Lessee. Any assignment or sublease to an affiliate or subsidiary of Lessee shall not require Lessor's prior written consent provided Lessee remains responsible under this Lease.

ARTICLE XXI - DEFAULT BY LESSEE
              -----------------

     21.1 Upon the happening of any one or more of the events as expressed below the Lessor shall have any and all rights and remedies hereinafter set forth in this Article XXI:

          (a) If Lessee should fail to pay any one or more monthly installment of rent, or any other sums required to be paid hereunder, whether Additional Rent or otherwise, as and when the same becomes due, after written notice of same to Lessee and reasonable time to cure.
          (b) If a petition in bankruptcy (including all proceedings under the Bankruptcy Act) be filed by or against the Lessee and such petition is not dismissed within thirty (30) days from the filing thereof;
          (c)   If an assignment for the benefit of creditors is made by Lessee;
          (d) If any Court appoints a receiver or other Court officer of Lessee's property and such receivership is not dismissed within thirty (30) days from such appointment;
          (e) If Lessee without the prior written consent of Lessor, vacates the Demised Premises or abandons possession thereof, or uses the Demised Premises for purposes other than the purposes for which the same are hereby leased, or ceases to use the Demised Premises for the purposes herein required; notwithstanding anything to the contrary in this section 21.1(e), provided Lessee is not in monetary default, is using the Premises for a permitted or Lessor consented use, not to be unreasonably withheld, and is paying rent, this section is null and void.


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          (f)   If Lessee violates any other term, condition or covenant of
Lessee herein contained, and fails to commence and proceed with diligence and dispatch to remedy the same within ten (10) days after written notice thereof is given by Lessor to Lessee.

     21.2 Upon any such default or breach as specified above, Lessor may terminate this Lease on three (3) days prior notice to Lessee, and re-enter and take possession of the Demised Premises with or without legal process. Upon any such default or breach, Lessor may from time to time, without terminating this Lease, re-enter and re-let the Demised Premises, or any part thereof, with or without legal process, or re-enter and correct any default or breach by Lessee as the agent and for the account of Lessee upon such terms and conditions as Lessor may deem advisable or satisfactory, in which event the rents received on such re-letting and collection including necessary renovations and alterations of the Demised Premises, cleaning expenses, reasonable attorneys' fees and any real estate commissions or any costs of making corrections or repairs shall accrue as Additional Rent. If a sufficient sum shall not be thus realized to pay such sums and other charges, Lessor's may demand, (i) Lessee pay to Lessor any deficiency monthly notwithstanding Landlord may have received rental in excess of the rental stipulated in this Lease in previous or subsequent months, and Lessor may bring an action therefor as such monthly deficiency shall arise, or
(ii) the entire unpaid rent and other charges reserved in this Lease for the remaining Term be immediately due and payable by Lessee. Nothing herein, however, shall be construed to require Lessor to pay Lessee any surplus of any sums received by Lessor on a re-letting of the Demised Premises in excess of the rent provided in this Lease.

     21.3 Upon termination or breach of this Lease or re-entry upon the Demised Premises for any reason set forth herein or where the same is permitted by law, the Minimum Base Rents for the balance of the Term plus any renewal or extension thereof, plus any Additional Rent or indebtedness due Lessor, plus a 10% surcharge for legal fees and costs of collection, and other indebtedness, if any, shall become immediately due and payable, at the option of the Lessor, and without regard to whether or not possession of the Demised Premises shall have been surrendered to or accepted by Lessor and Lessor may commence action immediately thereupon and recover judgement therefor.

     21.4 Lessor shall have the right to remove all or any part of Lessee's property from the Demised Premises and any property so removed may be stored at the cost of and for the account of Lessee, and Lessor shall not be responsible for the care or safekeeping thereof, and Lessee hereby waives claim against Lessor for any and all loss, destruction and/or damage or injury which may be occasioned by any of the aforesaid acts.

     21.5 No re-entry or taking possession of the Demised Premises by Lessor shall be construed as an election by Lessor to terminate this Lease unless a written notice of such intention is given to Lessee. Notwithstanding any such re-letting without termination, Lessor may at all times thereafter, elect to terminate this Lease for such previous default or breach. Any re-entry shall be allowed without hindrance, and Lessor shall not be liable in damages for any such re-entry, nor guilty of trespass nor forcible entry.

     21.6 Any rental which may be due Lessor, whether by acceleration or otherwise, as herein provided in this Article XXI, shall include the rent provided in Article III as well as the Additional Rent payable as provided in this Lease.

     21.7 Any and all rights, remedies and options given in this Lease to Lessor shall be cumulative, in addition to and without waiver of or in derogation of any right or remedy given to it under any law now or hereafter in effect.

     21.8 The waiver by Lessor of any breach of any term, condition or covenant herein contained in a singular instance shall not be deemed to be a waiver of such term, condition or covenant for the duration of the Lease. The consent or approval by Lessor to or of any act by Lessee requiring Lessor's consent or approval in a single instance shall not be deemed to waive or render unnecessary Lessor's consent or approval to or of any subsequent or similar act by Lessee. No re-entry hereunder shall bar the recovery of rents or damages for the breach of any of the terms, conditions or covenants by Lessee herein contained. The receipt of rent after breach or a condition broken, or delay by Lessor to enforce any right hereunder, shall not be deemed a waiver or forfeiture, or a waiver of the right of Lessor to annul this Lease or to re-enter the Demised Premises or to re-let same.

     21.9 If Lessor or Lessee employs an attorney to collect any rents or other sums due hereunder or to enforce the performance of any obligation hereunder, or on account of the breach by the other party of any term condition or covenant hereof, the non-prevailing party shall pay all reasonable costs and expenses of such action, including, but not limited to, attorney's fees.

ARTICLE XXII - ESTOPPEL CERTIFICATE, ATTORNMENT AND SUBORDINATION
               --------------------------------------------------

     22.1 Within ten (10) days after request by Lessor, Lessee shall deliver to Lessor a written and acknowledged statement certifying that Lessee has accepted possession of the Demised Premises, that this Lease is unmodified and in full force and effect or if there have been modifications, that the same is in full force and effect as modified and stating the modifications, and the dates to which the rent and other charges have been paid in advance, if any, and any other factual representations Lessor may request, it being intended that any such statement may be relied upon by any prospective purchaser or mortgagee of the fee or the Building or any other legal estates of which the Demised Premises form a part.

    22.2 Upon request of Lessor, the holder of any mortgage on the Building or the Property or the purchaser of the Building or the Property at any foreclosure of any mortgage encumbering the Building or the Property, Lessee shall attorn to such purchaser or holder or upon any such foreclosure sale, recognize such purchaser or holder as Lessor under this Lease and execute any and all documents or instruments which may by reasonably requested by the purchaser or holder.


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      22.3 Any purchaser at a foreclosure sale or grantee of a deed in lieu of foreclosure (collectively a "Successor Lessor") shall not be subject to any claim, defense or offset valid against any prior lessor, nor shall any Successor Lessor be liable for any act or omission of any prior Lessor, nor any prepaid rent or Additional Rent, nor any security deposit, nor any prepaid charge not actually received by such Successor Lessor, nor shall a Successor Lessor be bound by any amendment or modification of this Lease made without its written consent.

     22.4 This Lease and Lessee's rights hereunder are and shall always be subject and subordinate to the lien of any mortgage or mortgages now or hereafter placed upon the Building or Property, and to all advances hereafter made from time to time thereunder. Lessor and Lessee agree that this Lease be and hereby is made subject and subordinate at all times to all ground and underlying Leases, which may now or hereinafter affect the Building. The term "mortgages" as used herein shall be deemed to include trust indentures and deeds of trust and includes all renewals, modifications, consolidations, participations, replacements and extensions thereof.

     22.5 The aforesaid provisions shall be self-operative and no further instrument of subordination shall be required by any such lessor or mortgagee. If Lessor or any lessor under any ground lease or any mortgagee desires confirmation of such subordination, Lessee shall execute promptly any certificate that Lessor may request.

     22.6 Lessee, upon request of any party in interest, shall execute promptly such instruments or certificates to carry out the intent of Article 22.1, 22.2,
22.3 and 22.5 above. Lessee hereby irrevocably appoints Lessor as attorney-in-fact for Lessee with full power and authority to execute and deliver in the name of Lessee any such instruments or certificates.

     22.7 This Lease shall not be recorded without the prior written consent of Lessor.

ARTICLE XXXIII - INTENTIONALLY OMITTED
                 ---------------------

ARTICLE XXIV - HOLDING OVER
               ------------
      24.1 If Lessee remains in possession of the Demised Premises after the expiration of the tenancy created hereunder and without the execution of a new lease, Lessee, at the option of Lessor, shall be deemed to be occupying the Demised Premises as a tenant at sufferance until such time as a court of competent jurisdiction awards Lessor possession of the Demised Premises at a monthly rent equal to 125% for month one of the holdover and 150% for months two and three and 200% thereafter of the Minimum Base Rent payable during the last month of the Term. In addition to the Minimum Base Rent, Lessee agrees to pay monthly: (a) one-twelfth (1/12) of the Real Estate Taxes payable for the Lease Year immediately prior to the Lease Year in which the expiration occurs; (b) the monthly Common Area Maintenance Expenses payable for such month; and (c) the cost of Insurance for which Lessee would have been responsible if this Lease had been renewed on the same terms contained herein. Such tenancy shall be subject to all other conditions, provisions and obligations of this Lease.

ARTICLE XXV - QUIET ENJOYMENT
              ---------------

      25.1 Lessor agrees that if Lessee pays the rent and other charges herein provided and shall perform all of the covenants and agreements herein stipulated to be performed by Lessee, Lessee shall have peaceable and quiet enjoyment and possession of the Demised Premises without any manner of hindrance from Lessor or any persons lawfully claiming through Lessor, except as to such portion of the Demised Premises as shall be taken under the power of eminent domain or which may be claimed by any mortgagee of the Demised Premises or the Building.

ARTICLE XXVI - REIMBURSEMENT
               -------------

      26.1 All terms, covenants and conditions herein contained, to be performed by Lessee, shall be performed at Lessee's sole cost and expense; provided, however, if Lessor shall pay any sums of money or do any act which requires the payment of money, by reason of the failure, neglect or refusal of Lessee to perform such term, covenant or condition, the sum of money so paid by Lessor shall be payable by Lessee to Lessor with the next succeeding installment of rent. All sums payable by Lessee to Lessor under this Lease shall be paid without any prior demand therefor and without any deduction or set-off whatsoever, unless otherwise provided for herein.

ARTICLE XXVII - FUTURE DEVELOPMENT AND EASEMENTS
                --------------------------------

      27.1 Notwithstanding anything provided herein to the contrary, Lessor hereby reserves the right to develop at any time or from time to time all or any part of the Property, including any Common Areas, in such manner as the Lessor may in its sole discretion determine without regard to the configuration of the buildings or parking areas now or hereinafter existing on the Property. in connection with any such future development of the Property, Lessor shall have the exclusive right to attach to, construct on, and otherwise use any part of the roof or exterior walls of the Demised Premises or the other buildings of which the Demised Premises form a part, including the erection of temporary scaffolds on or adjacent to the Demised Premises; and the installation, maintenance, repair and replacement of pipes, ducts, conduits and wiring leading through the Demised Premises to serve other portions of the Property or any adjoining property owned or controlled by Lessor.

ARTICLE XXVIII - SIGNS
                 -----

     28.1 Lessee shall not place any sign, advertisement or notice on the Building without prior written approval of Lessor which shall not be unreasonably withheld, delayed or conditioned, and in connection therewith Lessee must conform to all applicable rules, regulations, codes and directives of governmental agencies having jurisdiction.


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ARTICLE XXIX - COMPLIANCE
               ----------

      29.1 Lessee shall comply with all laws, ordinances, rules and regulations of governmental authorities (including zoning laws and building codes) and insurance underwriters, and any other organization exercising similar functions, affecting the Demised Premises, but this Article XXIX shall not be construed to require Lessee to comply with any such laws, ordinances, rules or regulations which require structural changes in the Demised Premises or the Building unless the same are made necessary by any act or work performed by Lessee or by the nature of Lessee's business or by its manner of use of the Demised Premises. Lessee shall further indemnify, hold harmless and defend Lessor from any and all claims arising out of a breach of this covenant by Lessee.

      29.2 Environmental Hazards. Lessee covenants that:
           ---------------------

          (a) No hazardous substances shall be generated, treated, stored or disposed of, or otherwise deposited in or located on the Demised Premises, including without limitation, the surface and subsurface waters of the Demised premises;
          (b) No intentional activity shall be undertaken on the Demised Premises which would cause:
                (1) the Demised Premises to become a hazardous waste treatment, storage or disposal facility within the meaning of, or otherwise cause the Premises to be in violation of the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. Section 6901 et seq., or any similar law or local
                                      ------
ordinance;
                (2) a release from any source on the Demised Premises of Hazardous Substance from the Demised Premises within the meaning of, or otherwise cause the Demised Premises to be in violation of, the Comprehensive Environmental Response Compensation and Liability Act, as amended ("CERCLA"), 42 U.S.C. Section 9601 et seq., or any similar law or local ordinance or any other
                    ------
environmental law; or
                (3) the discharge of pollutants or effluents into any water source or system, or the discharge into the air of any pollution emissions, which would require a permit under the Federal Water Pollution Control Act ("FWPCA"), 33 U.S.C. Section 1251 et seq., or the Clean Air Act ("CAA"), 42
                                  ------
U.S.C. Section 7401 et seq., or any similar state law or local ordinance;
                    ------
          (c) There shall be no substance or conditions in or on the Demised Premises which may support a claim or cause of action under RCRA, CERCLA, any other federal, state or local environmental statues, regulations, ordinances or other environmental regulatory requirements or under any common law claim relating to environmental matters, or could result in recovery by any governmental or private party or remedial or removal costs, natural resources damages, property damages, damages in personal injuries or other costs, expenses or damages, or could result in injunctive relief arising from any alleged injury or threat of injury to health, safety, or the environment; and
          (d) There shall be no storage tanks or release or threatened releases from such tanks located on the Demised Premises.
          (e) For purposes of this Lease, "Hazardous Substances" shall mean any and all hazardous or toxic substances, hazardous constituents, contaminants, wastes, pollutants or petroleum (including without limitation crude oil or any fraction thereof), including without limitation hazardous or toxic substances, pollutants and/or contaminants as such terms are defined in CERCLA or RCRA; asbestos or material containing asbestos; and PCBs, PCB articles, PCB containers PCB N277.

      29.3 Americans with Disabilities Act Compliance. Lessee agrees to comply,
           ------------------------------------------
at its sole cost and expense, with all provisions of the Americans with Disability Act (the "ADA") except Lessor shall comply, at its sole cost and expense, with all provisions of the ADA applying to the exterior or structural portions of the Demised Premises unless such compliance is necessitated directly or indirectly by the actions or non-actions of Lessee. Lessor's obligations hereunder shall not apply to the renovation of restrooms. Lessee and Lessor shall each indemnify the other and hold the other harmless from any violation of the ADA, for any fines or penalties imposed on the other for such violations and for any other costs and reasonable expenses incurred in defending against any alleged or actual violation of the ADA.

ARTICLE XXX - NOTICES
              -------

     30.1 Any notice, request, demand, approval, consent or other communication which Lessor or Lessee may be required or permitted to give to the other party shall be in writing and shall be deemed to have been given upon deposit in the United States Mail, postage prepaid and properly addressed as provided below or upon delivery to Lessee at the Demised Premises, either in person or by posting a copy of any such notice to the front door of the Demised Premises, or to such other address as either party hereof shall have designated by notice to the other.

           If to Lessor:      DAMES & MOORE/BROOKHILL DURHAM I, LLC
                              c/o Brookhill Management Corporation
                              501 Madison Avenue
                              New York, New York 10022
                              Attn: General Counsel

           If to Lessee:      COMPUCOM SYSTEMS, INC.
                              7171 Forest Lane
                              Dallas, Texas 75230
                              Attn: Real Estate Department

ARTICLE XXXI - SECURITY DEPOSIT
               ----------------

     31.1 Lessee has deposited with Lessor the sum of Zero dollars ($0) as security for the faithful performance and observance by Lessee of the terms, provisions and conditions of this


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Lease. No interest thereon shall be payable unless and to the extent required by law. it is agreed that in the event Lessee defaults with respect to any of the terms, provisions, and conditions of this Lease, including, but not limited to, the payment of Minimum Base Rent and Additional Rent, Lessor may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any Minimum Base Rent and Additional Rent or any other sums as to which Lessee is in default or for any sum which Lessor may expend or may be required to expend by reason of Lessee's default in respect of any of the terms, covenants and conditions of this Lease, including, but not limited to, any damages or deficiency in the re-letting of the Demised Premises, whether such damages or deficiencies accrued before or after summary proceedings or other re-entry by Lessor. If Lessee shall fully and faithfully comply with all the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Lessee without interest, after the expiration of the Lease and after delivery of possession of the Demised Premises to Lessor.

     31.2 Lessor may transfer the security deposit to any purchaser of Lessor's interest in the Demised Premises, in which event Lessor shall be discharged from any further liability with respect to such deposit and Lessee will look solely to the purchaser of Lessor's interest for any return of said security deposit.

ARTTICLE XXXII - DEFINITION OF LESSOR
                 --------------------

     32.1 The term "Lessor" as used in this shall Lease mean only the owner or the mortgagee in possession of the Building and/or the Property so that in the event of any sale of the Building and/or the Property or an assignment of this Lease or any underlying lease or a demise of any such estate, Lessor hereunder shall be and hereby is entirely freed and relieved of all obligations of Lessor herein and it shall be deemed without further agreement between the parties and such purchaser(s), assignee(s) or lessee(s) that the purchaser, assignee or lessee has assumed and agreed to observe and perform all obligations of Lessor hereunder. The provisions of the preceding sentence shall be applicable to any Successor Lessor.

     32.2 Lessee shall look solely to the estate and property of the Lessor in the Property (subject to prior rights of any mortgagee) for the collection of any judgment (or other judicial process) requiring payment or expenditure of money by Lessor due to any default or breach by Lessor with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Lessor, and, without any exception, no other property or assets of Lessor or any officer, director, shareholder, partner or principal of Lessor or its successors or assigns shall be subject to levy, execution or other enforcement procedure for the satisfaction of Lessee's remedies.

ARTICLE XXXIII - AFFILIATE
                 ---------

     33.1 "Affiliate" means any person, firm, or corporation which controls or is controlled by the party in question, or is controlled by the same person(s), or firm(s), or corporation(s), or which is a member with such party in a relationship of joint venture, partnership or notice form of business association which in any way affects the subject matter involved. The term "control" means the ownership of stock or the right to exercise more than fifty (50%) percent of the total combined voting power of all classes of stock of the controlled corporation issued, outstanding and entitled to vote for the election of directors, whether such ownership be direct or indirect through control of another corporation or firm.

ARTICLE XXXIV - NOTICE TO MORTGAGEE AND GROUND LESSOR
                -------------------------------------

     34.1 After receiving notice from any person, firm or other entity that it holds a mortgage which includes the Demised Premises as part of the mortgaged premises, or that it is the ground lessor under a lease with Lessor, as ground lessee, which includes the Demised Premises as a part of the Demised Premises, no notice from Lessee to Lessor shall be effective unless and until a copy of the same is given to such holder or ground lessor and the curing of any of Lessor's defaults by such holder or ground lessor shall be treated as performance by Lessor.

ARTICLE XXXV -  ASSIGNMENT OF RENTS
                -------------------

     35.1 With reference to any assignment by Lessor of Lessor's interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of such mortgage or ground lease on the Property, Lessee agrees: (i) that the execution thereof by Lessor and the acceptance thereof by the holder of such mortgage, or the ground lessor, shall never be treated as an assumption by such holder or ground lessor of any of the obligations of Lessor hereunder, unless such holder or ground lessor, shall by notice sent to Lessee, specifically otherwise elect; and (ii) that, except as aforesaid, such holder or ground lessor shall be treated as having assumed Lessor's obligations hereunder only upon the foreclosure of such holder's mortgage and the taking of the position of the Lessor, or in the case of a ground lessor, the assumption of Lessor's position hereunder by such ground lessor.

ARTICLE XXXVI - GROUND LESSOR
                -------------

     36.1 Any ground lessor under a ground Lease relating to the Property shall never be treated as being the Lessor hereunder or as having any of the obligations of the Lessor hereunder unless and until such ground lessor expressly assumes the position of Lessor hereunder by terminating such ground lease, by taking possession of the premises under the ground lease and by commencing to collect the rent and other charges provided for herein directly from the Lessee.

ARTICLE XXXVII - LESSOR'S DEFAULT
                 ----------------

     37.1 Lessor shall in no event be in default in the performance of any of its obligations hereunder unless and until Lessor shall have failed to perform such obligations within thirty (30)


LANDLORD INITIALS
                  -----
TENANT INITIALS
                  -----
days, or such additional time as is reasonably required to correct any such default, after notice by Lessee to Lessor properly specifying wherein Lessor has failed to perform any such obligation.

ARTICLE XXXVIII - MISCELLANEOUS
                  -------------

     38.1 If any term or provision of this Lease or the application thereof to any person or circumstances shall to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

     38.2 Except as herein otherwise expressly provided, the terms and provisions hereof shall be binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and permitted assigns, respectively, of Lessor and Lessee. Each term and each provision of this Lease to be performed by Lessee shall be construed to be both an independent covenant and a condition. The reference contained to successors and assigns of Lessee is not intended to constitute a consent of Lessor to any assignment by Lessee, but has reference only to those instances in which Lessor may have given consent to a particular assignment.

     38.3 This writing contains the entire agreement between the parties hereto, and no agent, representative, salesman or officer of Lessor hereto has authority to make or has made any statement, agreement or representation, either oral or written, in connection herewith, modifying, adding or changing the terms and conditions herein set forth. No modification of this Lease shall be binding unless such modification shall be in writing and signed by the parties hereto. Lessee hereby further recognizes and agrees that this Lease shall have no force or validation until and unless it is returned to Lessee duly executed by Lessor. Lessee warrants to Lessor that, if Lessee is a corporation, (a) the execution and delivery of this Lease has been duly authorized by the Board of Directors of Lessee, (b) the making of this Lease does not require any vote or consent of shareholders, and (c) the individual(s) whose name(s) and signature(s) appear below have individually guaranteed Lessee's performance of the terms and obligations herein. If Lessee is a Partnership, or other entity, Lessee represents that it is empowered to execute this Lease on behalf of said Partnership, and to bind said Partnership hereto.

     38.4 The captions or titles used throughout this Lease are for reference and convenience only and shall in no way define, limit or describe the scope or intent of this Lease. Words or any neuter gender used in this Lease shall be heid to include both the masculine and feminine gender and words in the singular number shall be held to include the plural, and vice-versa.

     38.5 In the event Lessor commences any summary proceeding for possession of the Demised Premises, Lessee shall not interpose any counterclaim of whatsoever nature or description in any such proceeding.

     38.6 If Lessor is unable to give possession of the Demised Premises on the date Commencement Date, because of holdover or retention of possession of the Demised Premises by any previous lessee or occupant, Rent payable hereunder shall be abated one day for each day delayed (provided Lessee is not responsible for inability to obtain possession) until after Lessor shall give Lessee written notice that the Demised Premises are ready for Lessee's occupancy.

     38.7 Lessee agrees to furnish to Lessor once per year within thirty (30) days of the commencement of a Lease Year, or upon Lessor's request at any other time, financial statements certified by a corporate officer and prepared by a Certified Public Accountant, including, but not limited to, a profit and loss statement.

     38.8 Intentionally Omitted.
          ----------------------

     38.9 Late charges.  If any payment due under the provisions of this Lease
          ------------
shall not be paid to, and received by Lessor, on or before the fifth (5th) day following the date the same is otherwise payable pursuant to this Lease, then the Lessor shall provide to Lessee no more than two (2) times per year, notice of such failure to receive such payment, then the Lessee shall pay to Lessor such payment within five (5) days thereof. If remittance is not received by the 6th day after Lessor's notification to Lessee, then a late charge shall be applied as Additional Rent, ten percent (10%) of the amount not so timely paid plus reasonable attorney fees incurred in said collection. If Lessee attempts to make payment of the sums due under the terms of this Lease by a way of a check that is returned unpaid from Lessee's banking institution, Lessor shall be entitled to collect a returned check fee equal one hundred and twenty five dollars ($125.00) in each instance.

     38.10 Nothing contained in this Lease shall be deemed or construed as making the parties partners or co-venturers, or as making Lessor an associate of Lessee in the conduct of its business, or as making either of the parties in any way responsible for the debts, losses or obligations of the other; it is understood and agreed that the relationship between the parties is, and is limited to, that of Lessor and Lessee.


LANDLORD INITIALS
                  -----
TENANT INITIALS
                  -----

     38.11 Effect of Submission.  The submission of the Lease for examination
           --------------------
does not constitute an offer to Lease, and this Lease becomes effective only upon execution thereof by both Lessor and Lessee.

SIGNED, SEALED, AND DELIVERED
IN THE PRESENCE OF

                               LESSOR:
                               ------
                               DAMES & MOORE/BROOKHILL DURHAM I, LLC

/s/ Jacquelynn C. Ellison      By: /s/ Charles Smail, President
--------------------------         ---------------------------------
Witness as to Lessor               Charles Smail, President

                               LESSEE:
                               ------
                               COMPUCOM SYSTEMS, INC.

/s/ ^ illegible ^              By: /s/ Daniel Celoni, Tresurer
--------------------------         ---------------------------------
Witness as to Lessee

                           DATED:  February 11, 1999

                     BETWEEN DMB DURHAM 1, LLC, AS LESSOR,

                                      AND

                       COMPUCOM SYSTEMS, INC., AS LESSEE

          1.   Right of First Refusal.  At any time during the Lease Term or an
               ----------------------
Option Term, as hereinafter defined, of which there remains at least three (3) or more years before (5) years remain in the initial Lease Term, and provided Lessee is not in default hereunder, Lessee shall have a continual right of first refusal to lease (the "Offer Right") all or any portion of any space in the Building not included in the Demised Premises (the "Offer Space") subject to the terms and conditions hereof. If Lessor receives a bonafide offer from a third party ("Third Party Offeror") to lease the Offer Space, Lessor shall first send Lessee notice of such offer to lease such Offer Space (the "Proposed Offer"). Lessee shall have seven (7) business days subsequent to receipt by Lessee of such notice from Lessor (the "Offer Date") during which to exercise its option to lease the Offer Space subject to the same terms and at the then annual base rental rate in effect under this Lease, including rental increases at the same rate of annual increase (i.e. 2%) for the term of such extension, and shall include an additional Lessee's Improvement Allowance, as defined below, to be calculated by multiplying twenty eight cents ($.28) by the product of: (i) the square footage of the Offer Space and (ii) the balance of years remaining in the then current Term or Option Term, as the case may be, and paid in accordance with Paragraph 4 of this Rider to Lease. Within said seven (7) business day period, Lessee shall by notice to Lessor accept or reject the Proposed Offer. In the event Lessee accepts the Proposed Offer, Lessor and Lessee shall promptly execute an amendment to this Lease to include the Offer Space within the Demised Premises under the Proposed Offer, commencing the later of: (a) thirty (30) days from the Offer Date or (b) on the Lease Commencement provided for in the Proposed Offer, except that all of the terms of this Lease shall apply for the Offer Space. In the event Lessee does not accept the Proposed Offer, or if Lessee fails to notify Lessor of its intent within the seven (7) business days review period, Lessee shall be deemed to have rejected the Offer Space and Lessor shall be free to lease the Offer Space to the Third Party Offeror on any terms.

     2(a) Option Period - If Lessee is not in default of this Lease, Lessee,
          -------------
upon written notice to Lessor made not less than two hundred seventy (270) days prior to the expiration of the Term (or of the first Option Term), shall have two (2) options to extend the Term for an additional five (5) years each (the "Option Terms").

      (b) Rent for Option Term - The Base Rent for the Option Terms shall be
          --------------------
equal to ninety five (95%) percent of the then prevailing market rate with consideration given to such items as free rent, cash concessions and improvement allowances.

      (c) Refurbishment Allowance - Upon the effective date of any such Option
          -----------------------
Term, Lessor shall pay to Lessee a refurbishment Allowance of $55,000.00 in the same manner as the Lessee Improvement Allowance described below.

     3.   Lessee Improvements - Lessee, at its sole cost and expense, shall
          -------------------
alter and renovate the Demised Premises in a manner which Lessee deems necessary or desirable to adapt the same for the conduct of its business operations subject to Lessor's prior written consent and in a first class manner. Upon full execution of the Lease and initial approval of all construction costs by Lessee, Lessee shall make such Lessee Improvements at Lessee's sole cost and expense, other than Lessor's obligation to pay the Lessee Improvement Allowance under Paragraph 4 of this Rider to Lease. Lessor shall bid the Lessee Improvements to at least three (3) mutually acceptable general contractors. Lessee shall have the right to review all bid documents and bids as received. Within five (5) days of receipt of such bids Lessee shall accept or reject the bid and execute a Contract with an approved general contractor as soon as practicable. Lessor agrees to provide the construction management of all Lessee Improvements at Lessor's sole cost and expense. Lessee shall be responsible for all costs related to Lessee Improvements above the Lessee's Improvement Allowance as hereinafter defined. Any cost and expenses in excess of Lessee's Improvement Allowance shall be the sole responsibility of Lessee and shall be payable to Lessor upon demand. Lessor shall be responsible for ensuring that the general contractor constructs the Lessee Improvements in compliance with all city and or county building codes. All necessary space planning, architectural, mechanical, electrical and plumbing drawings required to construct the Lessee Improvements, including stamped and sealed construction drawings by a licensed architect and all municipal approvals and permits related to Lessee Improvements (the "Plans") of the Demised Premises which may be required by Lessor shall be provided by

Lessor at Lessor's cost and expense, not to exceed up to ten thousand dollars ($10,000.00). Any such costs and expenses in excess of $10,000.00 shall be the sole responsibility of the Lessee and shall be payable in advance to or at the direction of Lessor.

     Lessee acknowledges that Lessor's role as construction manager shall be limited to overseeing the activities of Lessee's approved architect ("Tenant's Architect") and the local Lessee approved general contractor ("Lessee's General Contractor"). Lessee agrees to hold Lessor harmless from and against any and all claims made against Lessor in connection with the Plans, including any and all incidental or consequential damages or willful misconduct resulting from Lessor's actions or omissions, barring negligence or willful misconduct by Lessor. Lessor disclaims, and Lessee hereby accepts and acknowledges Lessor's disclaimer, of any adequacy of the Plans for Lessee's intended use of the Demised Premises and the construction of the Demised Premises in accordance with the Plans. Lessee acknowledge that it has thoroughly investigated the Demised Premises and the Building and has found them to be acceptable "AS IS" and Lessee shall require no changes to the Demised Premised or the Building other than as may be detailed by Lessee's Plans or Lessor's Work.

     4.   Lessee's Improvement Allowance - Lessor shall pay to Lessee or as
          ------------------------------
designated in writing by Lessee a Lessee Improvement Allowance of One Hundred Twenty Five Thousand dollars ($125,000) (the "Lessee's Improvement Allowance"). The Lessee's Improvement Allowance shall be paid when Lessor has received a final certificate of occupancy from the municipality, all lien waivers from all contractors and insurance certificates required under this Lease. The Lessee's Improvement Allowance shall be applied towards any and all costs directly or indirectly related to Lessee Improvements, including, but not limited to, all costs to bring the Demised Premises into compliance with the Americans with Disability Act and all rules, regulations or orders promulgated thereunder (the "ADA"), to upgrade utility services including electricity, gas, fiber optics, cable, water, etc., and to make such other improvements necessary to convert the existing space for Lessee's permitted use (the "Lessee's Improvement Costs"). Lessor shall not be responsible for any costs incurred in the completion of Lessee Improvements other than the Lessee's Improvement Allowance and Lessor's Work. Lessee improvements shall be the sole responsibility of Lessee. In connection with such improvements, Lessee shall provide to Lessor for Lessor's approval, which shall not be unreasonably withheld or delayed, contractor's insurance including workman's compensation and liability insurance and lien waivers. Lessee shall be responsible at its sole cost and expense for the procurement of any and all licenses and permits required for such work or for Lessee's use and occupancy of the Demised Premises, including demolition permits and certificates of occupancy, or other local equivalents for the Demised Premises. Lessor agrees to assist Lessee in any reasonable manner, at no additional cost to Lessor, over the $10,000.00 limitation described in Paragraph above, in Lessee's efforts to procure any permits or licenses required for Lessee's work or for Lessee's use and occupancy of the Demised Premises in a manner consistent with the terms of the Lease. If Lessor does not pay all of the Improvement Allowance within fifteen (15) days of Lease Commencement and notice of completion of the Lessee's improvements (which may not include punch list items) and the receipt of the documents listed above, Lessee may credit an amount equal to the Improvement Allowance against the monthly Base Rent due under this Lease until the entire Improvement Allowance has been paid. Notwithstanding anything to the contrary contained in this Section 4, Lessor's cash payment of the Improvement Allowance shall be limited to the Improvement Costs. In the event such cash payment is less than the Improvement Allowance (the "Improvement Shortfall"), Lessee shall be entitled to a rent abatement equal to the Improvement Shortfall to be applied against Base Rent commencing with the first installment due hereunder until all of the Improvement Shortfall is used. Lessee agrees to enter into an AIA standard form contract directly with the Lessee's General Contractor. Such AIA contract will provide for periodic payments to be made by Lessee upon receipt of an AIA Funding Application under approval by Tenant's Architect.

     5.   Lessor's Work - For purpose of this lease and Rider to Lease, Lessor's
          -------------
Work shall mean insuring that all docks and associated existing equipment, exterior paving, exterior lighting and roof is in good working order, and the cost of any demising wall and of segregating existing utilities to allow for those services to be contracted directly with the service provider by Lessee.

     6. Lessor hereby grants to Lessee, during the term of this Lease, the nonexclusive right to use no less than One Hundred Fifty (150) parking spaces in common with all others so entitled and trailer parking to accommodate all ten
(10) dock doors.

     7. Lessee shall not, by operation of law or otherwise, assign or transfer this Lease or sublet all or any part of the Demised Premises without the prior written consent of Lessor, which shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the above, Lessee shall have the right to sublease all or part of the Demised Premises, to assign the Lease in whole or in part, or to otherwise transfer or encumber its in the Lease and the Demised Premises to a subsidiary or affiliate of Lessee without Lessor's approval but with the prior written approval of Lessor's third party Lender's with a security interest in the Property, the Building or this Lease. In the event of any approved assignment or subletting: (a) Lessee shall not be discharged of its obligations under this Lease but shall remain liable therefor as a principal and not as a surety; and (b) the assignee or sublessee shall not let or underlet the whole or any part of the Demised Premises or assign this Lease or its said sublease without Lessor's prior written consent. If Lessee is a partnership, a withdrawal or change, voluntary, involuntary, or by operation of law, of any partner or partners owning 51% or more of the partnership, or the dissolution of the partnership, shall be deemed an assignment. If Lessee is a corporation, any dissolution, merger, consolidation, or other reorganization of Lessee, or the sale or other transfer of a controlling percentage of the capital stock of Lessee or the sale of 51% or more of the value of the assets of the Lessee, shall be deemed an assignment.

     8. Lessee shall provide, install and maintain, at its own cost and expense, a sign on the facade of the Demised Premises, provided that such installation shall be made in such manner as will not affect the rights of Lessor under any roofing bond and/or other guarantee which shall then be in force and effect. Such sign and/or any other exterior sign, advertisement or notice and its/their placement on the Building must be approved by the Lessor in writing before installation and must conform to all applicable rules, regulations, codes and directives of governmental agencies having jurisdiction. Lessee agrees that Lessee will not place any signs, advertisements or other type of structure or other obstruction on the Building or the Property, and Lessee shall not operate any loudspeaker or other device which can be heard outside of the Demised Premises. Lessee agrees not to place any paper sign on any window of the Demised Premises. In the event that a pylon mounted, internally illuminated, or any other type of sign is permitted by Lessor, in any location within or without the Building, Lessee shall bear all costs, expenses and liabilities related to the installation, maintenance, repair, and operation of said signs. Notwithstanding the above, Lessee shall have the right to install a sign on the Building and at the entrance to the project subject to local laws, rules and ordinances and Lessor's approval, not to be unreasonably withheld.

     9.   Americans with Disabilities Act Compliance. Lessor agrees to cause the
          ------------------------------------------
Common Areas to comply, at its sole cost and expense, with all provisions of the ADA. Lessor shall comply, at its sole cost and expense, with all provisions of the ADA applying to the exterior or structural portions of the Building unless such compliance is necessitated directly or indirectly by the actions or omissions of Lessee. Lessor's obligation hereunder shall not include the renovation of restrooms as part of Lessee's Improvement Allowance. Lessee and Lessor shall each indemnify the other and hold the other harmless unless Lessor is grossly negligent, for any violation of the ADA, for any fines or penalties imposed on the other for such violations and for the others costs and reasonable expenses incurred in defending against any alleged or actual violation of the ADA.

     10. Lessor shall be responsible for payment of a fee to the Staubach Company ("Broker") as outlined in a separate agreement between Lessor and Broker. Lessor and Lessee each represent and warrant to the other that no other brokers other than Broker was used in this transaction and agree that each shall indemnify and hold the other harmless from and against any and all damages and costs associated with the defense or payment of any claims made as a result of the breach of the foregoing representation by the indemnifying party.

     11. Provided Lessee is not in default under this Lease, Lessee shall have the right, upon two hundred seventy (270) days written notice to lessor, to terminate this Lease effective no earlier than the beginning of the 49th month thereof. Lessor agrees that the termination fee shall be equal to one month of the then current base rent, plus the unamortized Lessee Improvement Allowance and Broker's commissions. This termination option fee shall be due and payable 30 days prior to the termination date.

     12. Lessor represents to Lessee that to the best of its knowledge, defined as the actual personal knowledge without investigation of the officer signing this Lease on behalf of Lessor, it is not aware of any Hazardous materials in the Building or contained in the Property, other than disclosed in that certain Phase I Environmental Assessment Report dated June 17, 1997, and a letter report on additional site assessment tasks dated September 10, 1997, both prepared by Dames & Moore NC. (the "Reports"). Lessee acknowledges receipt of the Reports, that it has been afforded the opportunity to adequately review the Reports to its satisfaction and rents the Demised Premises subject to the information contained therein.

     13. Provided Lessee is not in default hereunder, during the Term or any exercised Option Term, Lessor agrees to not lease any space at 2910 Weck Drive to Entex, Comark, Micro Age/Pinacor, Inacom, Vanstar or any successor in interest thereto by merger or otherwise. Lessor shall not be in default of this
Section 12 if Lessor leases such space to an entity which at the time of such leasing is not affiliated with any of the above entities, but subsequentially becomes affiliated or otherwise associated with any of the above entities.

     14. Broker's Commission. Lessee represents and warrants to Lessor that there are no claims for brokerage commissions or finder's fees in connection with the execution of the Lease, except as listed below. Lessee agrees to indemnify, defend and save Lessor harmless from all liabilities arising from such claims including without limitation, the cost of counsel fees, as follows:
The Staubach Co and Goodman, Segar, Hogan, Hoffler.

     IN WITNESS WHEREOF, the parties hereto have executed this Rider to Lease this _______ day of ____________, 1999.

                                            LESSOR:
                                            ------
                                            DMB DURHAM 1, LLC

/s/ Jacquelyn C. Ellison
------------------------------              By:  /s/ Charles Smail
Witness as to Lessor                            ------------------------------
                                                 Charles Smail, President

                                            LESSEE:
                                            ------
                                            COMPUCOM SYSTEMS, INC.

/s/ ^ ILLEGIBLE SIGNATURE ^
------------------------------              By:  /s/ Daniel Celoni, Treasurer
Witness as to Lessee                            ------------------------------